FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): January 28, 1998

                             Expert Software, Inc.
            (Exact name of registrant as specified in its charter)

                                   Delaware
                (State or other jurisdiction of incorporation)

      33-89758                            65-0359860
(Commission File Number)                  (I.R.S. Employer Identification No.)



     800 Douglas Road, North Tower, 6th Floor, Coral Gables, Florida 33134
                   (Address of principal executive offices)


      Registrant telephone number, including area code: (305) 567-9990

           800 Douglas Road, Suite 750, Coral Gables, Florida 33134 (Former name or former address if changed since last report.)




                               Page 1 of 4 Pages
                          Exhibit Index is on page 2





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ITEM 5.    OTHER EVENT

Expert Software, Inc. reported Preliminary Fourth-Quarter results on January 28, 1998.

ITEM 7:    FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibit is filed herewith:

10.15  Announcement of Preliminary Fourth-Quarter results dated January 28,
1998.




                                  SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  February 2, 1998

                          Expert Software, Inc.

                          By: /s/ Charles H. Murphy
                               Charles H. Murphy
                               Chief Financial Officer